INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-30940 on Form N-1A of our reports dated January 9, 2001 on Mercury Premier Growth Fund, Inc. for the period March 20, 2000 (commencement of operations) to November 30, 2000 and Master Premier Growth Trust for the period March 3, 2000 (commencement of operations) to November 30, 2000 both appearing in the Fund's Annual Report and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
March 16, 2001